Supplementary Agreement on the Exclusive OEM Production Agreement and the Extension of the Original Agreement (hereinafter referred to as “the Supplementary Agreement”)

Party A: Greatmat Technology (Hong Kong) Limited (hereinafter referred to as “Party A”)

Party B: Yunfu City Yuncheng District Changyi Stone Plant (hereinafter referred to as “Party B”)

Party C: Greatmat Holdings Limited (a company incorporated in the British Virgin Islands, hereinafter referred to as “Party C”)

All terms of this agreement, unless otherwise specified, have the same definitions with the original exclusive OEM production agreement (hereinafter referred to as "the Original Agreement") signed between Party A and Party B on June 30, 2004.

In view of there are areas not entirely resolved in the Original Agreement, Party A and Party B, in line with principles of mutual benefit and friendly consultations, hereby enter into a Supplementary Agreement:

Supplementary Agreement:

1. If Party A, or its subsidiary(ies) fails to place orders in accordance with Clause 2.10 of the Original Agreement, Party A must indemnify Party B from the effective date of the Original Agreement.

2. In view of Party C is the holding company of Party A, all compensation to be borne by Party C.

3. If Partly C or its holding company be successfully listed and the related fund raised is not less than US$ 20 million, the compensation clause in 2.10 of the Original Agreement will be exempted.

4. The Original Agreement covering the period from 1 July, 2004 to 30 June, 2009, will be extending for a 5-year period ending 30 June, 2014.

This Supplementary Agreement shall become an integral part of the Original Agreement and has the same legal effect.

Except as expressly modified by the provisions in this agreement, the terms and conditions of rest of the Original Agreement. shall be fully remained in force.

Party A: Greatmat Technology (Hong Kong) Limited

Legal person representative: Mr So Yun Sang, Chris

Address: Room 3202-03, 32/F., No. 148 Electric Road, North Point, Hong Kong.

Contact: Person: Mr. So Yun Sang, Chris

Telephone: (852) 2891-2111

Party B: Yunfu City Yuncheng District Changyi Stone Plant

Legal person representative: Mr Tsang Hin Yick

Address: Hekou Stone Industrial Park in Yun Cheng District, Yunfu City,

Guangdong Province, China.

Contact: Person: Mr Tsang Hin Yick

Telephone: (0766) 8211-288

Party C: Greatmat Holdings Limited

Legal person representative: Mr So Yun Sang, Chris

Address: Room 3202-03, 32/F., No. 148 Electric Road, North Point, Hong Kong.

Contact: Person: Mr. So Yun Sang, Chris

Telephone: (852) 2891-2111

Agreement date: 30 December, 2011